UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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CINEDIGM DIGITAL CINEMA CORP.
(Name of Registrant As Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

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CINEDIGM DIGITAL CINEMA CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On September 14, 2010

Dear Fellow Stockholders:

We invite you to attend the 2010 Annual Meeting of Stockholders of Cinedigm Digital Cinema Corp., a Delaware corporation (the “Company”), which will be held on September 14, 2010, at 2:00 p.m., local time (the “Annual Meeting”), at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, 27th Floor, New York, New York 10178.  At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect ten (10) members of the Company’s Board of Directors to serve until the 2010 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

2.
To amend the Company’s Second Amended and Restated 2000 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder and to extend the term thereof.

3.	To ratify the appointment of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2011.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 19, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT.  WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON.  HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET OR THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED MATERIALS.  IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.  IF YOU RECEIVED MORE THAN ONE PROXY CARD, IT IS AN INDICATION THAT YOUR SHARES ARE REGISTERED IN MORE THAN ONE ACCOUNT.  PLEASE COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE.  IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED.

BY ORDER OF THE BOARD OF DIRECTORS

A. Dale Mayo
Chairman of the Board of Directors

Morristown, New Jersey
Date:  July 29, 2010

CINEDIGM DIGITAL CINEMA CORP.
55 Madison Avenue, Suite 300
Morristown, New Jersey 07960
_________________________________

PROXY STATEMENT
_________________________________

2010 ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 14, 2010

GENERAL

This Proxy Statement is being furnished to the stockholders of CINEDIGM DIGITAL CINEMA CORP. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”).  The proxies are for use at the 2010 Annual Meeting of Stockholders of the Company to be held on Thursday, September 14, 2010, at 2:00 p.m., local time, or at any adjournment thereof (the “Annual Meeting”).  The Annual Meeting will be held at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, 27th Floor, New York, New York 10178.  The Company’s telephone number is (973) 290-0080.

The shares represented by your proxy will be voted at the Annual Meeting as therein specified (if the proxy is properly executed and returned, and not revoked).  You may revoke your proxy at any time before the proxy is exercised by delivering to the Company’s Secretary, Mr. Gary Loffredo, a written revocation or a duly executed proxy bearing a later date.  You may also revoke your proxy by attending the Annual Meeting and voting in person.

The shares represented by your proxy will be voted as indicated on your properly executed proxy.  If no directions are given on the proxy, the shares represented by your proxy will be voted:

•	FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees.

•
FOR amending the Company’s Second Amended and Restated 2000 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder and to extend the term thereof (Proposal No. 2).

•	FOR ratifying the appointment of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2011 (Proposal No. 3).

The Company knows of no other matters to be submitted to the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials are first being mailed to the stockholders on or about July 29, 2010.

VOTING SECURITIES

Stockholders of record at the close of business on July 19, 2010 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, (a) 29,442,993 shares of the Company’s Class A Common Stock, $0.001 par value (“Class A Common Stock”), were issued and outstanding and (b) 733,811 shares of the Company’s Class B Common Stock, $0.001 par value (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), were issued and outstanding.

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock held as of the Record Date.  Each holder of Class B Common Stock is entitled to ten (10) votes for each share of Class B Common Stock held as of the Record Date.  Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock.  Stockholders do not have cumulative voting rights in the election of directors.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

A majority of the aggregate combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business.  If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Common Stock that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum.  Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.  Abstentions will be counted for purposes of quorum and will have the same effect as a vote “AGAINST” a proposal.

Broker non-votes (i.e., votes from shares of Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted.  Accordingly, broker non-votes will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

The Company currently intends to hold its 2011 Annual Meeting of Stockholders on or about September 13, 2011.  In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2011 Annual Meeting of Stockholders, such stockholder proposal must be received by the Company no later than March 31, 2011.  Any such stockholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8(d) of the Exchange Act.  Any such stockholder proposals submitted outside the processes of Rule 14a-8 promulgated under the Exchange Act, which a stockholder intends to bring forth at the Company’s 2011 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Exchange Act if received by the Company after June 14, 2011.  All stockholder proposals must be made in writing addressed to the Company’s Secretary, Mr. Loffredo, at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, Mr. Loffredo, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

DISSENTERS’ RIGHT OF APPRAISAL

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

SOLICITATION

Proxies may be solicited by certain of the Company’s directors, executive officers and regular employees, without additional compensation, in person, or by telephone, e-mail or facsimile.  The cost of soliciting proxies will be borne by the Company.  The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports.  “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family.  This procedure would reduce the volume of duplicate information stockholders receive and would also reduce a company’s printing and mailing costs.  The Company will promptly deliver an additional copy of either document to any stockholder who writes or calls the Company.  Any such written request should be directed to Investor Relations at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960, (973) 290-0080.

AVAILABILITY OF PROXY MATERIALS

Our proxy materials are primarily available to stockholders on the Internet, as permitted by the rules of the Securities and Exchange Commission (“SEC”).  A Notice of Internet Availability of Proxy Materials will be mailed to shareholders beginning approximately July 29, 2010, and this Proxy Statement and form of proxy, together with our Annual Report on Form 10-K, are first being made available to shareholders beginning approximately July 29, 2010.  The Annual Report, which has been posted along with this Proxy Statement, is not a part of the proxy solicitation materials.  Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of such Annual Report (without exhibits). Upon request and payment of $0.10 (ten cents) per page, copies of any exhibit to such Annual Report will also be provided. Any such written request should be directed to the Company’s Secretary at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960 or (973) 290-0080

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
http://investor.cinedigm.com/2010proxystatement.cfm and http://investor.cinedigm.com/2010annualreport.cfm, respectively.  To vote your shares, please go to http://www.proxyvote.com and enter the 12-digit control number that appears on your Notice, or, if you received a proxy card in the mail, complete, sign and date the proxy card and return it by mail.  Our proxy materials and other SEC filings are also available on the internet at our website, www.cinedigm.com, and on the SEC’s EDGAR system, at www.sec.gov.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board currently consists of ten (10) directors.  Nine of the current members of the Board have been nominated for re-election and A. Dale Mayo, our non-executive chairman, has notified us that he will retire at the expiration of the current term and will not stand for re-election.  Peter C. Brown has been nominated to fill the vacancy created by Mr. Mayo’s retirement.   Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected.  At the Annual Meeting directors will be elected to serve one-year terms expiring at the next annual meeting of stockholders or until successors are elected or until earlier resignation or removal.

The directors shall be elected by a plurality of the Votes Cast at the Annual Meeting.  A “plurality” means that the individuals who receive the largest number of Votes Cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting.  If any nominee is not available for election at the time of the Annual

Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company.

Certain information about the nominees to the Company’s Board is set forth below.

Adam M. Mizel, 40, has been the Company’s Interim Co-Chief Executive Officer since June 2010, the Chief Financial Officer and Chief Strategy Officer since August 2009 and a member of the Board since March 2009.  Since 2005, Mr. Mizel has been the Managing Principal at Aquifer Capital Group, LLC.  Previously, Mr. Mizel was Managing Director and Chief Operating Officer of Azimuth Trust, LLC, an alternative asset management firm from 2001 until 2005.  Prior to that, he was a partner at Capital Z Partners, L.P., a private equity and alternative investment firm, and Managing Director at Zurich Centre Investments, Inc., the North American private equity unit of Zurich Financial Services Group.  Mr. Mizel began his investment career at Morgan Stanley Capital Partners in 1991.  During the past five years, Mr. Mizel served on the board of PacificHealth Laboratories, Inc.  Mr. Mizel, having investment experience in the Company’s and other industries, is familiar with relevant financing structures and the financial environment of the Company.

Gary S. Loffredo, 45, has been the Company’s Interim Co-Chief Executive Officer since June 2010, the SVP -- Business Affairs, General Counsel and Secretary, and a member of the Board since September 2000.  From March 1999 to August 2000, he had been Vice President, General Counsel and Secretary of Cablevision Cinemas d/b/a Clearview Cinemas.  At Cablevision Cinemas, Mr. Loffredo was responsible for all aspects of the legal function, including negotiating and drafting commercial agreements, with emphases on real estate, construction and lease contracts.  He was also significantly involved in the business evaluation of Cablevision Cinemas’ transactional work, including site selection and analysis, negotiation and new theater construction oversight.  Mr. Loffredo was an attorney at the law firm of Kelley Drye & Warren LLP from September 1992 to February 1999.  Having been with the Company since its inception and with Clearview Cinemas prior thereto, Mr. Loffredo has over a decade of experience in the cinema exhibition industry, both on the movie theatre and studio sides, as well as legal training and general business experience, which skills and understanding are beneficial to the Company.

Peter C. Brown, 51, is nominated to fill the vacancy being created by Mr. Mayo's retirement.  He is Chairman of Grassmere Partners, LLC, a private investment firm, which he founded in 2009. Prior to founding Grassmere Partners, Mr. Brown served as chairman of the board, chief executive officer and president of AMC Entertainment Inc. (AMC), one of the world’s leading theatrical exhibition and entertainment companies, from July 1999 until his retirement in February 2009. He joined AMC in 1990 and served as AMC’s president from January 1997 to July 1999 and senior vice president and chief financial officer from 1991 to 1997.  Mr. Brown founded Entertainment Properties Trust, served as chairman of the board of trustees from 1997 to 2003 and is currently a director.  Mr. Brown also serves as a director of CenturyLink. During the past five years, Mr. Brown served on the boards of National CineMedia, Inc. and Midway Games, Inc.  Mr. Brown’s extensive experience in the theatrical exhibition and entertainment industry will provide the Board with valuable knowledge and experience specifically compatible with the Company’s business.

Wayne L. Clevenger, 67, has been a member of the Board since October 2001.  He has more than 20 years of private equity investment experience.  He has been a Managing Director of MidMark Equity Partners II, L.P.  (“MidMark”), a private equity fund, since 1989.  Mr. Clevenger was President of Lexington Investment Company from 1985 to 1989, and, previously, had been employed by DLJ Capital Corporation (Donaldson, Lufkin & Jenrette) and INCO Securities Corporation, the venture capital arm of INCO Limited.  Mr. Clevenger served as a director of Clearview Cinema from May 1996 to December 1998.  Mr. Clevenger has financial expertise and experience with the Company as it has developed with the digital cinema industry and, as such, is able to provide the Company with unique insight and guidance.

Gerald C. Crotty, 58, has been a member of the Board since August 2002.  Mr. Crotty has served as President of Weichert Enterprise LLC, a private equity investment firm since 2001.  He previously served as Chairman of Excelsior Ventures Management LLC from 1999 to 2001.  From 1991 to 1998, he held various executive positions with ITT Corporation and its affiliates, including President and Chief Operating Officer of ITT Consumer Financial Corporation and Chairman, President and Chief Executive Officer of ITT Information Services.  Mr. Crotty also serves as a director of AXA Premier VIP Trust and Jones Apparel Group, Inc.  Mr. Crotty’s financial and business expertise and his service on other public company boards allows him to provide the Company with a broad perspective of financial risks and operations.

Robert Davidoff, 83, has been a member of the Board since July 2000.  Since 1990, Mr. Davidoff has been a Managing Director of Carl Marks & Co., Inc. (“Carl Marks”) and, since 1989, the General Partner of CMNY Capital II, L.P. (“CMNY”), a venture capital affiliate of Carl Marks.  Mr. Davidoff is a director of Rex American Resources Inc.  Mr. Davidoff served as a director of Clearview Cinema from December 1994 to December 1998.  Mr. Davidoff’s investment expertise and experience on other public company boards, including within the Company’s industry, gives him knowledge that is specifically advantageous to the Company.

Matthew W. Finlay, 43, has been a member of the Board since October 2001.  Since 1997, Mr. Finlay has been a director of MidMark.  Previously, he had been a Vice President with the New York merchant banking firm Juno Partners and its investment banking affiliate, Mille Capital, from 1995 to 1997.  Mr. Finlay began his career in 1990 as an analyst with the investment banking firm Southport Partners.  Mr. Finlay has financial expertise and experience with the Company as it has developed with the digital cinema industry and, as such, is able to provide the Company with unique insight and guidance.

Edward A. Gilhuly, 50, has been a member of the Board since August 2009 and is a designee of Sageview Capital Master, L.P., one of the Company’s largest investors.. In 2006, he founded Sageview Capital L.P., which acts as the investment advisor to investment partnerships (with $1.3 billion of equity capital), including Sageview Capital Master, L.P., organized to make long-term investments in the securities of companies through both public and private market transactions. Prior to founding Sageview, Mr. Gilhuly joined Kohlberg Kravis Roberts & Co., L.P. in 1986 and served in various capacities until 2005. Prior to joining KKR in 1986, Mr. Gilhuly worked from 1982 to 1984 at Merrill Lynch Capital Markets in the Mergers and Acquisitions Department.  Mr. Gilhuly is currently a director of Legrand, SA.  During the past five years, Mr. Gilhuly served as a director of MedCath Corporation and of Rockwood Holdings, Inc.  In addition to his financial and investment background, as a designee of one of the Company’s largest investors, he brings to the Board the perspective of a major stakeholder.

Martin B. O’Connor II, 51, has been a member of the Board since March 2010.  Mr. O’Connor is the Managing Partner of the law firm of O’Connor, Morss & O’Connor, P.C., where he has practiced law since 1985.  He focuses on advising his clients and their business interests regarding strategic planning, ownership and wealth management issues, as well as advising their family offices.  His varied professional experiences have resulted in a practice representing individuals and entities in the financial, real estate, entertainment, sport and agricultural sectors.  He brings to the Board a varied range of legal and professional experience and working relationships with global brands.

Laura Nisonger Sims, 31, has been a member of the Board since September 2009 and is a designee of Sageview Capital Master, L.P., one of the Company’s largest investors.  Since 2008, Ms. Sims has been a principal of Sageview Capital L.P. Prior to joining Sageview, Ms. Sims was with TPG Capital L.P. from 2003 until 2006, where she focused on leveraged buyout transactions across a range of industries. Prior to joining TPG, Ms. Sims was an analyst at Goldman, Sachs & Co. in the Communications, Media and Entertainment group of the Investment Banking Division. Ms. Sims’ experience in investing in the entertainment industry, as well as her general financial and investment experience, is beneficial to the Board.  In addition, as a designee of one of the Company’s largest investors, she brings to the Board the perspective of a major stakeholder.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO

AMENDMENT TO SECOND AMENDED AND RESTATED
2000 EQUITY INCENTIVE PLAN TO INCREASE NUMBER OF SHARES
ISSUABLE THEREUNDER AND TO EXTEND THE TERM THEREOF

Our Board adopted the Company’s 2000 Equity Incentive Plan (as subsequently amended, “the Plan”), on June 1, 2000 and, in July 2000, our stockholders approved the Plan by written consent.  The Plan was amended and restated in January 2003 as the First Amended and Restated 2000 Stock Option Plan; it was further amended in September 2003, October 2004, September 2005 and September 2006; and it was further amended and restated in September 2007 as the Second Amended and Restated 2000 Equity Incentive Plan.  The Plan was amended again in May 2008 and September 2008.  Under the Plan, we may grant incentive and nonqualified stock options, stock, restricted stock, restricted stock units (“RSUs”),stock appreciation rights (“SARs”), performance awards and other equity-based awards.  The Plan is administered by the Compensation Committee.

The Plan currently authorizes up to 5,000,000 shares of the Company’s Class A Common Stock for issuance pursuant to awards made under the Plan.  The Company believes that the availability of an additional 2,000,000 shares of the Company’s Class A Common Stock under the Plan is in the best interests of the Company and its stockholders because the availability of an adequate equity incentive program is an important factor in attracting and retaining qualified officers, directors and employees essential to the success of the Company (whether through acquisitions or otherwise) and in aligning their long-term interests with those of the stockholders.  The increase in the number of shares of Class A Common Stock available for issuance under the Plan will permit the Company to continue the operation of the Plan for the benefit of new participants (either new hires to current operations or employees of acquired companies), as well as to allow additional awards to current participants.  Participants under the Plan may include officers, directors and employees of the Company, as well as consultants to the Company under certain circumstances.

The Plan currently has an expiration date of June 1, 2010.  Unless the term is extended, no additional awards under the Plan can be granted.  All outstanding awards remain in effect through their natural expirations regardless of the expiration date of the Plan.  If the term of the Plan is not extended, the Company will not have in place a vehicle by which it can compensate employees, directors and consultants, or attract new employees and directors, with equity, and to align their long-term interests with those of the Company’s stockholders.  The Company believes that extending the term of the Plan until June 1, 2020, and thereby allowing the Company to make appropriate equity grants, is in the best interests of the Company.

Pursuant to this proposal, in the form of the amendment attached hereto as Appendix A, the Board proposes to amend the Plan to increase the number of shares of Class A Common Stock authorized for issuance under the Plan from 5,000,000 to 7,000,000 and to extend the term of the Plan to June 1, 2020.

This proposal requires approval by a majority of the Votes Cast at the Annual Meeting.  As of July 19, 2010, stock options outstanding covering 3,255,464 shares of the Company’s Class A Common Stock, 10,925 shares of restricted Class A Common Stock and restricted stock units covering 871,731 shares of Class A Common Stock that may be settled in cash or shares of Class A Common Stock or a combination thereof, at the Company's discretion, had been granted under the Plan.

Under the Plan, no participant may be granted incentive stock options with an aggregate fair market value, as of the date on which such options were granted, of more than $100,000 becoming exercisable for the first time in any given calendar year.  Options granted under the Second Amended and Restated Plan expire ten years following the date of grant (or such shorter period of time as may be provided in a stock option agreement or five years in the case of incentive stock options granted to stockholders who own greater than 10% of the total combined voting power of the Company) and are subject to restrictions on transfer.  Options granted under the Plan generally vest over periods up to three years.  The Plan is administered by the Compensation Committee, and may be amended or terminated by the Board, although no amendment or termination may adversely affect the right of any individual with respect to any outstanding option without the consent of such individual.

The Plan provides for the granting of incentive stock options with exercise prices of not less than 100% of the fair market value of the Company’s Class A Common Stock on the date of grant.  Incentive stock options granted to stockholders of more than 10% of the total combined voting power of the Company must have exercise prices of not less than 110% of the fair market value of the Company’s Class A Common Stock on the date of grant.  Incentive and non-statutory stock options granted under the Second Amended and Restated Plan are subject to vesting provisions, and exercise is subject to the continuous service of the optionee, except for consultants.  The exercise prices and vesting periods (if any) for non-statutory options may be set at the discretion of the Board or the Compensation Committee.  Upon a change of control of the Company, all options (incentive and non-statutory) that have not previously vested will vest immediately and become fully exercisable.  In connection with the grants of options under the Plan, the Company and the participants have executed stock option agreements setting forth the terms of the grants.  Options covering no more than 500,000 shares may be granted to one participant during any calendar year unless pursuant to a multi-year award, in which case no more than options covering 500,000 shares per year of the award may be granted, and during which period no additional options may be granted to such participant.

The Plan also provides for the granting of Class A Common Stock, restricted Class A Common Stock, stock appreciation rights, restricted stock units and performance awards.  Grants of restricted stock and restricted stock units are subject to vesting requirements, generally vesting over periods up to three years, determined by the Compensation Committee and set forth in notices to the participants.  Grants of stock, restricted stock and restricted stock units shall not exceed 40% of the total number of shares available to be issued under the Plan.

Stock appreciation rights (“SARs”) consist of the right to the monetary equivalent of the increase in value of a specified number of shares over a specified period of time.  Upon exercise, SARs may be paid in cash or shares of Class A Common Stock or a combination thereof.  Grants of SARs are subject to vesting requirements, similar to those of stock options, determined by the Compensation Committee and set forth in agreements between the Company and the participants.  Restricted stock units (“RSUs”) shall be similar to restricted stock except that no Class A Common Stock is actually awarded to the Participant on the grant date of the RSUs and the Compensation Committee shall have the discretion to pay such RSUs upon vesting in cash or shares of Class A Common Stock or a combination thereof.

Performance awards consist of awards of stock and other equity-based awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the Class A Common Stock, or other securities of the Company, and may be paid in shares of Class A Common Stock, cash or another form of property as the Compensation Committee may determine.  Grants of performance awards shall entitle participants to receive an award if the measures of performance established by the Committee are met.  Such measures shall be established by the Compensation Committee but the relevant measurement period for any performance award must be at least 12 months.  Grants of performance awards shall not cover the issuance of shares that would exceed 20% of the total number of shares available to be issued under the Plan, and no more than 500,000 shares pursuant to any performance awards shall be granted to one participant in a calendar year unless pursuant to a multi-year award.  The terms of grants of performance awards would be set forth in agreements between the Company and the participants.

Our Class A Common Stock is listed for trading on the NASDAQ Global Market (“NASDAQ”) under the symbol “CIDM”.  The last reported closing price per share of our Class A Common Stock as reported by NASDAQ on July 26, 2010 was $1.62 per share.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Plan are as described below.  The following information is not a definitive explanation of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.  Tax consequences will also vary depending upon the jurisdiction where the recipient of the award may reside.

Incentive Stock Options

No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised, provided that the optionee may incur alternative minimum tax liability upon exercise.  The optionee will, however, recognize taxable income in the year in which the purchased shares of Class A Common Stock are sold or otherwise made the subject of a taxable disposition.

For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying.  A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares of Class A Common Stock for more than two (2) years after the option grant date and more than one (1) year after the exercise date.  If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares.  If there is a disqualifying disposition of the shares of Class A Common Stock, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee.

If the optionee makes a disqualifying disposition of the purchased shares of Class A Common Stock, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares.  In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares of Class A Common Stock.

Nonqualified Stock Options

No taxable income is recognized by an optionee upon the grant of a non-statutory option.  The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares of Class A Common Stock on the exercise date over the exercise price paid for the shares, and tax withholding requirements will apply to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option.  The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Restricted Shares

A recipient will not be taxed at the date of an award of restricted shares, provided that the restricted shares are subject to substantial risk of forfeiture, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse.  However, the recipient of restricted shares may elect, within 30 days after transfer of such shares to the recipient, under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the restricted shares as of the date of such transfer.  At the time the shares are included in income, the Company will be entitled to a corresponding deduction.  Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer.

Stock Appreciation Rights

A recipient who is granted a SAR will not recognize any taxable income on the receipt of the SAR.  Upon the exercise of an SAR, (a) the recipient will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price for the SAR and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Restricted Stock Units

A recipient who is granted a RSU will not recognize any taxable income on the receipt of the RSU.  Upon the vesting of an RSU, (a) the recipient will recognize ordinary income equal to the fair market value of the shares issued at the time the RSUs are paid out and (b) the Company will be entitled to a deduction on the date of vesting in an amount equal to the ordinary income recognized by the recipient.

Performance Awards and Stock Awards

A recipient will recognize ordinary income equal to any cash that is paid and the fair market value of the Class A Common Stock (on the date that the shares are first transferable and not subject to a substantial risk of forfeiture) that is received in settlement of an award of performance units or as a stock award.

Effects on the Company

The Company generally will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR or upon the taxability to the recipient of restricted stock, restricted stock units, or the settlement of a performance award (subject to tax limitations on the Company’s deductions in any year that certain remuneration paid to certain executives exceeds $1 million).  The amount of the deduction is equal to the ordinary income recognized by the recipient.  The Company will not be entitled to a federal income tax deduction on account of the grant or the exercise of an incentive stock option unless the recipient has made a “disqualifying disposition” of the shares acquired on exercise of the incentive stock option, in which case the Company will be entitled to a deduction at the same time and in the same amount as the recipient’s recognition of ordinary income.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE AMENDMENT TO THE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN AND TO EXTEND THE TERM OF THE PLAN.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

The Board has selected the firm of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2011, subject to ratification by our stockholders at the Annual Meeting.  Eisner LLP has been our independent auditors since the fiscal year ended March 31, 2005.  No representative of Eisner LLP is expected to be present at the Annual Meeting.

More information about our independent auditors is available under the heading “Independent Auditors” on page 30 below.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2011.

OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting.  However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

MATTERS RELATING TO OUR GOVERNANCE

Board of Directors

Until Mr. Mayo’s retirement in June 2010, he served as Chief Executive Officer and President as well as Chairman of the Board of Directors.  A part of the Company’s search (led by the Nominating Committee) for a new Chief Executive Officer and President, the Board is considering whether such person should also serve as Chairman of the Board, or whether different individuals should serve in such positions.

The Board oversees the Company’s risk management including understanding the risks the Company faces and what steps management is taking to manage those risks, as well as understanding what level of risk is appropriate for the Company. The Board’s role in the Company’s risk oversight process includes receiving regular updates from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, human resources, employment, and strategic risks.

The Board intends to meet at least quarterly and the independent directors serving on the Board intend to meet in executive session (i.e., without the presence of any non-independent directors and management) at least twice a year.  During the fiscal year ended March 31, 2010 (the “Last Fiscal Year”), the Board held four meetings and the Board members acted 12 times by unanimous written consent in lieu of holding a meeting.  Each current member of the Board, who was then serving, attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which they served in the Last Fiscal Year.  Messrs. Clevenger, Crotty, Davidoff, Finlay and O’Connor and Ms. Sims are considered “independent” under the rules of the SEC and the NASDAQ.

One director, Robert E. Mulholland, resigned for personal reasons, and no director declined to stand for reelection to the Board for any reason, during the Last Fiscal Year.  After such resignation and in accordance with the Company’s By-laws, a new director, Martin B. O’Connor II, was elected to the Board.  The Board currently does not provide a process for stockholders to send communications to the Board.  In the opinion of the Board, it is appropriate for the Company not to have such a process in place because the Board believes there is currently not a need for a formal policy due to, among other things, the limited number of stockholders of the Company.  While the Board will, from time to time, review the need for a formal policy, at the present time, stockholders who wish to contact the Board may do so by submitting any communications to the Company’s Secretary, Mr. Loffredo, at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960, with an instruction to forward the communication to a particular director or the Board as a whole.  Mr. Loffredo will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

The Company does not currently have a policy in place regarding attendance by Board members at the Company’s annual meetings.  However, each of the current directors, who were then serving, attended the 2009 Annual Meeting of Stockholders, and each currently intends to attend this Annual Meeting.

The Board has three standing committees, consisting of an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The Audit Committee consists of Messrs. Clevenger, Davidoff and Finlay.  Mr. Finlay is the Chairman of the Audit Committee.  The Audit Committee held four meetings in the Last Fiscal Year.  The Audit Committee has met with the Company’s management and the Company’s independent registered public accounting firm to review and help ensure the adequacy of its internal controls and to review the results and scope of the auditors’ engagement and other financial reporting and control matters.  Both Messrs. Clevenger and Davidoff are financially literate, and Mr. Davidoff is financially sophisticated, as those terms are defined under the rules of the NASDAQ.  Mr. Davidoff is also a financial expert, as such term is defined under the Sarbanes-Oxley Act of 2002.  Messrs. Clevenger, Davidoff and Finlay are considered “independent” under the rules of the SEC and the NASDAQ.

The Audit Committee has adopted a formal written charter which is attached as Appendix B hereto (the “Audit Charter”).  The Audit Charter is available on the Company’s Internet website at www.cinedigmcorp.com.  The

Audit Committee is responsible for ensuring that the Company has adequate internal controls and is required to meet with the Company’s auditors to review these internal controls and to discuss other financial reporting matters.  The Audit Committee is also responsible for the appointment, compensation and oversight of the auditors.  Additionally, the Audit Committee is responsible for the review and oversight of all related party transactions and other potential conflict of interest situations between the Company and its officers, directors, employees and principal stockholders.

Compensation Committee

The Compensation Committee consists of Messrs. Davidoff, Clevenger and Crotty and Ms. Sims.  Mr. Clevenger is the Chairman of the Compensation Committee.  The Compensation Committee met nine times during the Last Fiscal Year.  The Compensation Committee, based on recommendation by the Company’s CEO, approves the compensation package of the Company’s CEO and the levels of compensation and benefits payable to the Company’s other executive officers, reviews general policy matters relating to employee compensation and benefits and recommends to the entire Board, for its approval, stock option and other equity-based award grants to its executive officers, employees and consultants and discretionary bonuses to its executive officers and employees.  The Compensation Committee approves the compensation package of the Company’s directors.  The Compensation Committee has the authority to appoint and delegate to a sub-committee the authority to make grants and administer bonus and compensation plans and programs.  Messrs. Clevenger, Crotty and Davidoff and Ms. Sims are considered “independent” under the rules of the SEC and the NASDAQ.

The Compensation Committee adopted a formal written charter (the “Compensation Charter”) which was attached as Appendix C to the Company’s proxy statement for its annual meeting of stockholders held on September 4, 2008.  The Compensation Charter sets forth the duties, authorities and responsibilities of the Compensation Committee.  The Compensation Charter is available on the Company’s Internet website at www.cinedigmcorp.com.

The Compensation Committee, when determining executive compensation (including under the executive compensation program, as discussed below under the heading Compensation Discussion and Analysis ), evaluates the potential risks associated with the compensation policies and practices. The Compensation Committee believes that the Company’s compensation programs are designed with an appropriate balance of risk and reward in relation to the Company’s overall compensation philosophy and do not encourage excessive or unnecessary risk-taking behavior.  In general, the Company compensates its executives in a combination of cash, stock options and restricted stock units (that are payable in cash or stock at the Company's discretion).  Both the stock options and the restricted stock units contain vesting provisions, typically of proportional annual vesting over a three-year period, which encourages the executives, on a long-term basis, to strive to enhance the value of such compensation as measured by the trading price of the Class A Common Stock.  The Compensation Committee does not believe that this type of compensation encourages excessive or unnecessary risk-taking behavior.  As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company.  The Company intends to recapture compensation as required under the Sarbanes-Oxley Act. However, there have been no instances where it needed to recapture any compensation.

During the Last Fiscal Year, the Compensation Committee engaged HR & Survey Solutions, LLC, a compensation consulting firm. The consultant met with the Compensation Committee  multiple times during the Last Fiscal Year and provided guidance for cash and equity bonus compensation to executive officers and directors, which the Compensation Committee considered in reaching its determinations of such compensation.  In addition, the consultant was available to respond to specific inquiries throughout the process.

Nominating Committee

The Nominating Committee consists of Messrs. Clevenger, Davidoff and O’Connor and Ms. Sims.  Mr. Davidoff is the Chairman of the Nominating Committee.  The Nominating Committee held two meetings during the Last Fiscal Year.  The Nominating Committee evaluates and approves nominations for annual election to, and to fill any vacancies in, the Board and recommends to the Board the directors to serve on committees of the Board.  Messrs. Clevenger, Davidoff and O’Connor and Ms. Simms are considered “independent” under the rules of the SEC and the NASDAQ.

The Nominating Committee adopted a formal written charter (the “Nominating Charter”) which was attached as Appendix D to the Company’s proxy statement for its annual meeting of stockholders held on September 4, 2008.  The Nominating Charter sets forth the duties and responsibilities of the Nominating Committee and the general skills and characteristics that the Nominating Committee employs to determine the individuals to nominate for election to the Board.  The Nominating Charter is available on the Company’s Internet website at www.cinedigmcorp.com.

The Nominating Committee will consider any candidates recommended by stockholders.  In considering a candidate submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualification of the candidate.  Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board.  Stockholders should submit any recommendations of director candidates for the Company’s 2011 Annual Meeting of Stockholders to the Company’s Secretary, Mr. Loffredo, at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960 in accordance with the procedures set forth above under the heading “Deadline for Receipt of Stockholder Proposals to be Presented at Next Annual Meeting.”

There are no specific minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended director nominee.  However, the Nominating Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields (for example, finance, accounting, law and banking).  The Nominating Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

Members of the Nominating Committee meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company.  The Nominating Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating Charter and the rules of the NASDAQ.  There are no differences in the manner in which the Nominating Committee evaluates director nominees based on whether or not the nominee is recommended by a stockholder.

Code of Business Conduct and Ethics

We have adopted a code of ethics applicable to all members of the Board, executive officers and employees.  Such code of ethics is available on our Internet website, www.cinedigmcorp.com.  We intend to disclose any amendment to, or waiver of, a provision of our code of ethics by filing a Current Report on Form 8-K with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 19, 2010, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 40.1% of its outstanding Class A Common Stock and 86.4% of its Class B Common Stock.  These stockholders and Mr. Mayo individually, have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the three proposals set forth in this Proxy Statement as well as approvals of mergers or other business combinations.

The following table sets forth as of July 19, 2010, certain information with respect to the beneficial ownership of the Common Stock as to (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executives (as defined below) and (iv) all of the Company’s directors and executive officers as a group.

CLASS A COMMON STOCK
Name (a)	Shares Beneficially Owned (b)
	Number		Percent
A. Dale Mayo	1,615,039	(c)	5.3%
Charles Goldwater	82,500	(d)	*
Gary S. Loffredo	259,600	(e)	*
Adam M. Mizel	2,205,811	(f)	7.5%
Brian D. Pflug	202,100	(g)	*
Wayne L. Clevenger c/o MidMark Equity Partners II, L.P., 177 Madison Avenue Morristown, NJ 07960	1,935,799	(h)	6.6%
Peter C. Brown	—		—
Gerald C. Crotty	62,460	(i)	*
Robert Davidoff	402,956	(j)	1.4%
Matthew W. Finlay c/o MidMark Equity Partners II, L.P., 177 Madison Avenue Morristown, NJ 07960	1,914,213	(k)	6.5%
Edward A. Gilhuly c/o Sageview Capital Master, L.P. 245 Lytton Avenue, Suite 250 Palo Alto, CA 94301	16,000,000	(l)	35.2%
Martin B. O’Connor II	64,936		*
Laura Nisonger Sims c/o Sageview Capital Master, L.P. 245 Lytton Avenue, Suite 250 Palo Alto, CA 94301	—		—
Aquifer Opportunity Fund, L.P. 460 Park Avenue, Suite 2101 New York, NY 10022	2,105,811	(m)	7.2%
MidMark Equity Partners II, L.P. 177 Madison Avenue Morristown, NJ 07960	1,945,799	(n)	6.6%
Federated Investors, Inc. Federated Investors Tower Pittsburgh, PA 15222-3779	2,172,787	(o)(q)	7.4%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,657,577	(q)	5.6%

Angelo, Gordon & Co., L.P. 245 Park Avenue New York, NY 10167	1,787,377	(q)	6.1%
Sageview Capital Master, L.P. 245 Lytton Avenue, Suite 250 Palo Alto, CA 94301	16,000,000	(l)	35.2%
All directors and executive officers as a group (12 persons)	22,879,615	(p)	48.3%

--------------------
*	Less than 1%

(a)	Unless otherwise indicated, the business address of each person named in the table is c/o Cinedigm Digital Cinema Corp., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.

(b)
Applicable percentage of ownership is based on 29,442,993 shares of Class A Common Stock outstanding as of July 19, 2010 together with all applicable options, warrants and other securities convertible into shares of our Class A Common Stock for such stockholder.  Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares.  Shares of Class A Common Stock subject to options, warrants or other convertible securities exercisable within 60 days after July 19, 2010 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person.  Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Common Stock shown.

(c)
Includes 633,811 shares of Class B Common Stock held by Mr. Mayo, 85,000 shares of Class A common stock held by Mr. Mayo’s spouse, of which Mr. Mayo disclaims beneficial ownership, and 12,500 shares of Class A common stock held for the account of Mr. Mayo’s grandchildren, the custodian of which accounts is Mr. Mayo’s spouse, of which Mr. Mayo also disclaims beneficial ownership.  In addition, Mr. Mayo holds 243,728 shares of Class A Common Stock and 640,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options.  The holder of each share of Class B Common Stock is entitled to ten (10) votes per share.  Including the voting rights of Mr. Mayo’s shares of Class B Common Stock, Mr. Mayo may exercise up to 18.7% of the total voting power of our Common Stock.  Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock.

(d)	Includes 7,500 restricted shares of Class A common stock and 75,000 shares of Class A common stock underlying options that may be acquired upon exercise of such options.

(e)	Includes 3,000 restricted shares of Class A common stock and 236,600 shares of Class A common stock underlying options that may be acquired upon exercise of such options.

(f)
Consists of 2,105,811 shares owned by Aquifer Opportunity Fund, L.P. (“Aquifer Fund”) and 100,000 shares of Common Stock owned directly by Adam M. Mizel.  Aquifer GP, LP (“Aquifer GP”) is a general partner of Aquifer Fund.  Mr. Mizel is the managing member of Aquifer GP.  Mr. Mizel is also the Chief Financial Officer and the Chief Strategy Officer and a director of the Company.  Mr. Mizel disclaims beneficial ownership of the securities owned by Aquifer Fund, except to the extent of his pecuniary interest therein, if any.

(g)	Includes 4,000 restricted shares of Class A common stock and 176,600 shares of Class A common stock underlying options that may be acquired upon exercise of such options.

(h)
Mr. Clevenger is a managing director of MidMark and of MidMark Investments, Inc. (“MidMark Investments”) and a managing member of MidMark Advisors II, LLC.  Includes 30,000 shares of Class A Common Stock owned directly, 40,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options held by MidMark Investments and 1,865,799 shares owned by MidMark.  Other then the 30,000 shares first described, Mr. Clevenger disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(i)	Includes 37,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options.

(j)
Includes 25,460 shares of Class A Common Stock owned directly, 39,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options, and 338,496 shares owned by CMNY, for which Mr. Davidoff serves as a director.  Other then the 64,460 shares described above, Mr. Davidoff disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(k)
Mr. Finlay is a director of MidMark and of MidMark Investments.  Includes 8,414 shares of Class A Common Stock owned directly, 40,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options held by MidMark Investments and 1,865,799 shares owned by MidMark.  Other then the 8,414 shares first described, Mr. Finlay disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(l)
Class A Common Stock consists of 16,000,000 shares of Class A Common Stock subject to issuance upon exercise of currently exercisable warrants owned by Sageview Capital Master Fund, L.P. (“Sageview Master”).  Sageview Capital Partners (A), L.P. (“Sageview A”), Sageview Capital Partners (B), L.P. (“Sageview B”) and Sageview Capital Partners (C) (Master), L.P. (“Sageview C”) are the sole shareholders of Sageview Master.  Sageview Capital GenPar, Ltd. (“Sageview Ltd.”) is the sole general partner of each of Sageview A, Sageview B and Sageview C.  Sageview Capital GenPar, L.P. (“Sageview GenPar”) is the sole shareholder of Sageview Ltd.  Sageview Capital MGP, LLC (“Sageview MGP”) is the sole general partner of Sageview GenPar.  Edward A. Gilhuly and Scott M. Stuart are managing and controlling persons of Sageview MGP. Messrs. Gilhuly and Stuart have shared voting and dispositive power with respect to the securities beneficially owned by Sageview Master.  Mr. Gilhuly is a director of the Company. Each of Sageview A, Sageview B, Sageview C, Sageview Ltd., Sageview GenPar, Sageview MGP and Messrs. Gilhuly and Stuart disclaims beneficial ownership of such securities, except to the extent of its or his pecuniary interest therein, if any.

(m)
Of such shares, 2,105,811 are owned by Aquifer Fund.  Mr. Mizel is the principal of Aquifer Capital Group, LLC (“Aquifer Capital”), which is the investment manager of Aquifer Fund, and has power to vote and dispose of the shares held by Aquifer Fund.  Mr. Mizel and Aquifer Capital disclaim beneficial ownership of these securities.

(n)
Includes 80,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options held by MidMark Investments and 1,865,799 shares owned by MidMark, which shares may be deemed to be beneficially owned by MidMark Advisors II, LLC, the general partner of MidMark.

(o)
Federated Investors, Inc. (“Federated”) is the indirect parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., both of which act as investment advisors to registered investment companies and separate accounts that own the shares.  Federated is owned by the Voting Shares Irrevocable Trust, of which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue are trustees.  Each trustee disclaims beneficial ownership of the shares.

(p)
Includes 10,925 restricted shares of Class A common stock, 1,284,200 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options, 16,000,000 shares of Class A Common Stock that may be acquired upon exercise of such warrants and 633,811 shares of Class A Common Stock underlying outstanding shares of Class B Common Stock that may be acquired upon conversion of such Class B Common Stock.

(q)
Based solely on the numbers of shares reported in the most recent Schedule 13D, Schedule 13G or Form 13F-HR, as amended, if applicable, and filed by such stockholder with the SEC through July 19, 2010.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers

The Company’s executive officers are Charles Goldwater, SVP and President of the Company’s Phase 1 and Phase 2 deployment entities (“Phase 1 DC” and “Phase 2 DC,” respectively) and its Media Services group since July 2006, Gary S. Loffredo, interim Co-CEO, SVP – Business Affairs, General Counsel, Secretary and a member of the Board, Adam M. Mizel, interim Co-CEO, CFO and Chief Strategy Officer and a member of the Board, and Brian D. Pflug, SVP – Accounting and Finance.  Biographical information for Messrs. Mizel and Loffredo is included above in Proposal One.

Charles Goldwater, 59, joined the Company in 2005 and is President of Phase 1 DC and Phase 2 DC.  Mr. Goldwater has also been the Company’s SVP and President of the Company’s Media Services group since July 2006.  From 2002 to 2005, Mr. Goldwater was the CEO of Digital Cinema Initiatives, LLC (“DCI”) a joint venture of seven motion picture studios: Buena Vista Pictures Distribution (Disney), Twentieth Century Fox Film Corporation (Fox), Metro-Goldwyn-Mayer, Paramount Pictures, Sony Pictures Entertainment, Universal Studios, and Warner Bros. Studios.  Prior to DCI, Mr. Goldwater’s 30-year career focused principally on the exhibition side of the film industry, where he held senior management positions with USA Cinemas and National Amusements, and with Loews Theatres.  Mr. Goldwater also served as President/CEO of Mann Theatres in Los Angeles and as President of Cablevision Cinemas.

Brian D. Pflug, 43, has been the Company’s SVP -- Accounting and Finance since January 2003.  From September 2000 to December 2002, he had been the Company’s Vice President -- Controller.  From July 1998 to September 2000, Mr. Pflug was the Controller of Cablevision Cinemas, where he was responsible for all accounting functions, including financial reporting, payroll and accounts payable.  Prior to that, Mr. Pflug was employed for four years at GPU, Inc. (which later merged with FirstEnergy Corp.), a large energy provider, in the areas of SEC reporting and accounting research.  Mr. Pflug began his career as an auditor at Coopers & Lybrand and is a Certified Public Accountant.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Cinedigm’s executive compensation philosophy is focused on enabling the Company to hire and retain qualified and motivated executives, while meeting its business needs and objectives. To be consistent with this philosophy, the executive compensation program (the “Compensation Program”) has been designed around the following objectives:

•	Provide competitive compensation levels to enable the recruitment and retention of highly qualified executives.
•	Design incentive programs that strengthen the link between pay and corporate performance to encourage and reward excellence and contributions that further Cinedigm’s success.
•	Align the interests of executives with those of shareholders through grants of equity-based compensation that also provide opportunities for ongoing executive ownership.

An overriding principle in delivering on these objectives is to ensure that compensation decisions are made in the Company’s best financial interests such that incentive awards are both affordable and reasonable, taking into account Company performance and considering the interests of all stakeholders.

Cinedigm became a public company in 2003 under the name Access Integrated Technologies, Inc. The Company adopted the name Cinedigm Digital Cinema Corp. in 2008 to better represent its position in the new paradigm in cinema entertainment. Following several years of significant growth, revenue growth slowed during the last two years. Going forward, the Company faces the challenges of continuing to grow in a new and evolving market against the backdrop of continued challenging economic conditions.

As the Company has evolved, so too has the Compensation Program. Going forward, the Company is focused on improving both shareholder returns and its cash position. To help achieve this goal, the Compensation Program was restructured in 2008 to reward the Chief Executive Officer (“CEO”) for achieving strategic goals and increasing shareholder value. Prior to that, the primary focus of the incentive plan was to reward for revenue growth. Prior to 2009, decisions about the compensation for the other (other than the CEO) Named Executive Officers (“NEOs”) have been discretionary in nature. In the fiscal year just ended, the Company created a formal performance-based Management Annual Incentive Plan (MAIP) to establish specific target award levels and performance metrics. The plan is predicated on attaining goals that are critical to Cinedigm’s future success and is designed to reward the level of collaboration across divisions and segments that results in achieving corporate results. As performance fell short of threshold in 2009, no awards were paid. The Company intends to continue to strengthen the pay-for-performance linkage and will expand the use of the MAIP and initiate regular annual grants of long-term equity starting in the 2010/2011 fiscal year.

The Compensation Program consists of base salary, annual incentives, and long-term equity compensation. In addition, all NEOs receive some modest personal benefits and perquisites. The Company does not, however, provide supplemental retirement benefits for NEOs; retirement benefits are accumulated through the Company’s 401(k) Plan which is open to all employees. Among the NEOs, only the CEO and CFO have an employment agreement.

The Compensation Committee annually reviews the executive compensation elements and assesses the integrity of the Compensation Program as a whole to ensure that it continues to be aligned with the Company’s compensation objectives and supports the attainment of Company goals. Periodically, the Company reviews competitive compensation levels, mix, and practices to ensure all Compensation Program features continue to be in line with the market, while still reflecting the unique needs of our business model. Additionally, in response to business and talent needs, executive management brings compensation proposals to the Compensation Committee, which then reviews the proposal and either approves or denies the proposed changes.

Competitive Positioning and Mix of Pay

Benchmarking

The primary source of peer data for executives is a customized peer group developed to reflect competitors for business and talent. The peer group was established as part of a comprehensive benchmarking assessment undertaken by the Compensation Committee (working with an outside consulting firm, HR+Survey Solutions, LLC) at the end of 2007. At the time, only a limited number of public companies were comparable to Cinedigm in terms of size and business. In addition, as the Company was (and continues to be) in a growth mode, the comparator companies’ revenue levels were in some cases aspirational, and in others, closer in range to Cinedigm’s size. The peer companies were selected based on the following considerations:

•	Company size: Peer company revenues range from $101 million to $790 million; median revenue for the peer group is $290 million.
•	Industry: Selected companies occupy a similar space in the market and are working toward achieving “breakthroughs” in the technological process.
•	Company maturity: Selected companies are in a growth mode.

The peer group included the following six companies: Akamai Technologies, DG FastChannel, Inc., IMAX Corporation, Macrovision Corp., National CineMedia, Inc., and TIVO Inc.

The Compensation Committee has not defined a target pay positioning for the CEO or other NEOs, nor does it commit to providing a specific percentile or pay range. In the most recent competitive assessment analysis (conducted at the end of 2007), the CEO’s base salary and total cash compensation (base plus annual incentives) relative to the peer group was found to be positioned at 107 percent of the 75th percentile, while total direct compensation (total cash compensation plus long-term incentives and equity awards) was 84 percent of the median. The Compensation Committee viewed such prominent positioning as appropriate because the CEO has significant influence over the direction of the business. Since the 2007 compensation review, the Compensation Committee has taken steps to shift a larger portion of pay into variable vehicles (see Mr. Mayo’s Compensation Arrangements below).

The other NEOs’ compensation was assessed at the beginning of 2008 and they were found to be paid at the median of the peer group for base salary and below median for total cash compensation and total direct compensation. While it is the belief of the Compensation Committee that the available talent pool to fill these positions is broader than the pool for the CEO and therefore, that their pay levels, and potential opportunity for wealth creation through stock grants, are robust enough to retain and motivate them, the Compensation Committee has taken steps to shift a larger portion of their pay into variable compensation.

The Compensation Committee elected not to conduct a competitive analysis of executive compensation elements in 2009 because the market data would represent company information reported prior to the economic downturn, which could make the information less useful for decision-making. The Compensation Committee believed that the resources required to conduct the analysis could be better spent elsewhere in the Company.

For the new 2010/2011 fiscal year, the Company will introduce a new peer group for compensation comparison. Given the changes in the market, the Compensation Committee determined that the time was appropriate to update its peer group. The new peer group was expanded to include more companies, particularly those of comparable scale to Cinedigm, and similar, but smaller media businesses. Deleted were companies that had grown to be too large to be relevant. The revisions increase the number of peers from six to 18, as shown in the chart below.

PEER GROUP FOR 2010/2011 FISCAL YEAR

Ascent Media	Global Traffic Network	Open TV
Chyron	IMAX	Point.360
DG Fastchannel	Limelight Networks	RealNetworks
Digimarc	Lodgenet Interactive	Seachange International
DIVX	National Cinemedia	Sonic Solutions
DTS	Onstream Media	Westwood One

Pay Mix

The Company’s pay philosophy has been evolving from an emphasis on fixed pay to one that believes a substantial portion of each executive’s compensation should be at risk and dependent upon performance. Starting this year, the Company began to deliver a greater proportion of total compensation through variable elements for the other NEOs. While the Compensation Committee has not adopted a targeted mix of either long-term to short-term, fixed to variable, or equity and non-equity compensation, they have taken steps to increase the portion of variable compensation. Steps in this direction include the introduction of the Management Annual Incentive Plan and plans to initiate annual long-term awards for the 2010/2011 fiscal year. In addition, salaries for Mr. Mayo and NEOs has not increased since January 2006 and May 2008 respectively.

Elements of Compensation

Base Salary

Base salaries are fixed compensation with the primary function of aiding in attraction and retention. These salaries are reviewed annually, as well as at the time of a promotion or other change in responsibilities. Any increases are based on an evaluation of the previous year’s performance of the Company and the executive, the relative strategic importance of the position, market conditions, and competitive pay levels (though, as noted earlier, the Compensation Committee does not target a specific percentile or range). None of the NEOs received a salary increase during fiscal year 2010.

NEO salaries will remain at current levels throughout the new fiscal year, with no salary increases planned. The decision to maintain salaries at current levels and forgo salary increases reflects the Compensation Committee’s plan to deliver a greater proportion of compensation through variable components over time.

Annual Incentive Awards

For the 2009/2010 fiscal year, the Compensation Committee implemented a formal annual incentive plan for thirteen Cinedigm executives including the NEOs. The plan established threshold, maximum, and target levels of incentive awards defined as a percentage of a participant’s salary. Payouts were determined by two sets of measures and goals, with the first set triggering plan funding and the second set used to determine the size of the awards. The second set of goals represented a combination of corporate, segment, and division metrics, including targets for revenue, EBITDA, and cash flow.

For the 2010 fiscal year, although the trigger measures that determined plan funding were met (refinancing of the senior notes and Financing and signing of master license agreements for the installation of 1,000 Phase II screens), the threshold financial goals were not achieved; therefore, no annual incentives were paid to NEOs or other plan participants. These payouts are tied to segment and divisional measures in order to maximize motivation where executive impact is greatest. We do not disclose segment and division targets as we believe that such disclosure would result in competitive harm. Based on our experience in the segments and divisions, we believe these targets were set sufficiently high to provide incentive to achieve a high level of performance.

Restricted Unit Awards

In shifting Mr. Mayo’s compensation toward more variable pay and strengthening the tie to long-term performance, Mr. Mayo received a grant of 94,340 RSUs in April 2009. The other NEOs also received a grant of RSUs in April 2009. These grants were recommended by Mr. Mayo and authorized by the Compensation Committee after the end of fiscal year ended March 31, 2009. These RSU grants were designed to provide a discretionary reward for the previous year’s performance as well as aid in retention, increase executive ownership, and focus NEOs on improving share price. Grant levels were as follows: 50,000 RSUs to Mr. Goldwater; 35,000 RSUs to Mr. Loffredo; 25,000 RSUs to Mr. Pflug. The grant featured accelerated vesting based on stock price appreciation. The RSUs will fully vest at the end of year one if the stock price achieves $12.00 per share for 10 consecutive trading days (a “10-day period”) during such year. If stock price reaches $9.50 per share for a 10-day period during year one, two-thirds of the shares vest; a stock price of $7.00 per share for a 10-day period during year one triggers one-third of the shares to vest. No vesting occurs if the stock price does not achieve at least $7.00 per share for a 10-day period during that year. The same schedule applies in year two of the grant. At the end of year three, all remaining unvested shares vest regardless of price. The RSUs may be settled in stock or cash or a combination thereof at the Company’s discretion. The stock price goals for April 2010 were not achieved so the shares have not yet vested.

  Long-Term Incentive Awards

The Compensation Committee annually considers long-term incentive awards, for which it has the authority to grant a variety of equity-based awards. The primary objective of such awards is to align the interests of executives with those of shareholders by increasing executive ownership and fostering a long-term focus. In recent years, such awards have been made after fiscal year end in order to permit consideration of year-end performance.

Long-term incentive awards for the NEOs have historically consisted of stock options. To incorporate an additional equity vehicle into the Compensation Plan, NEOs became eligible for grants of RSUs starting in 2008. These grants were designed to aid in retention, provide a discretionary reward for performance, increase executive ownership, and focus NEOs on improving share price.

Upon joining Cinedigm, Mr. Adam Mizel, Cinedigm’s Chief Financial Officer, received a grant of stock options with a three-year vesting cycle. The grant was intended to serve as both an attraction and retention vehicle. The occasion of Mr. Mizel joining the Company coupled with the repercussions of the economic downturn on the equity holdings of the NEOs prompted a review of NEO long-term compensation to examine issues related to internal equity. The review confirmed that a large percentage of prior stock option grants to the NEOs were underwater. Most of the underwater shares (slightly over 70 percent of the shares) were granted in 2005 – 2007 so it would be several years before these expire. The potential opportunity from stock gains for the executive team projected out to 2013 showed a clear imbalance in equity among the potential future value of past equity grants along with the potential value equity currently owned by the NEOs vis-à-vis Mr. Mizel. The Compensation Committee viewed such an imbalance as detrimental to the level of executive team cohesiveness necessary to drive results. Accordingly, the Committee wanted to realign the internal relationship of the NEOs’ long-term opportunity. The Committee decided against repricing the options. Instead, the Committee elected to provide a one-time recalibration grant to all NEOs except Mr. Mizel. Shares were granted as follows: 300,000 stock options to Mr. Mayo; 200,000 stock options to Mr. Goldwater; 90,000 stock options to Mr. Loffredo; 75,000 stock options to Mr. Pflug.

Mr. Mayo’s Compensation Arrangements

Mr. Mayo is also the founder of the Company. Historically, his compensation has been determined pursuant to the terms of his employment agreement. As the Company has evolved, the Compensation Committee has taken actions to shift the Mr. Mayo’s pay such that base salary becomes less prominent, and performance-based variable compensation opportunity comprises a larger portion of overall pay. These steps align Mr. Mayo’s compensation with those of CEOs in peer companies by holding his base salary at its 2005 level and revising his variable compensation arrangements to include performance-based annual and long-term incentives.

In keeping with the Compensation Committee’s objective to emphasize the movement towards more variable compensation and greater linkage of pay for performance, a larger portion of Mr. Mayo’s total compensation is based on stock price performance. Specifically, the Compensation Committee has:

• Reduced the fixed portion of his pay package:
◦ Maintained Mr. Mayo’s base salary at the 2006 level with no increases.
◦ Eliminated a provision in Mr. Mayo’s contract that guaranteed a portion of the annual bonus.
• Shifted pay to a more long-term focus:
◦ Approved a recalibration grant of stock options in 2009 (as described above).
◦ Authorized that half of Mr. Mayo’s bonus above the threshold amount be paid in restricted stock.
◦ Approved a one-time three-year grant of stock options (granted in 2008).
◦ Approved grants of RSUs as a reward for achieving strategic goals in fiscal year ending 2009.

As a result of these actions, Mr. Mayo’s total cash compensation has decreased, and a greater proportion of compensation is (1) dependent on the achievement of performance in strategic areas and (2) equity-based. The following is a summary of the recent compensation awards:

Base Salary: In the last fiscal year, Mr. Mayo received a base salary of $600,000 (maintained at January 1, 2006 level).

Annual Incentive: The performance cash award is designed such that Mr. Mayo may receive a target award equal to 75 percent of salary. Incentive awards begin to pay out at a threshold level of performance. Achieving threshold performance can result in an award equal to 50 percent of the target award. Payments are capped at 175 percent of the target award. Performance between the specified levels results in pro-rated payments. Mr. Mayo did not earn an incentive for performance in 2009 because the Company did not achieve the financial performance targets (as described above).

Total Cash Compensation: Mr. Mayo’s total cash compensation has decreased over the last three years, as the Compensation Committee has shifted his opportunity towards long-term incentives and stock awards.

Long-Term and Stock Awards: The equity components reflect the Compensation Committee’s decision (made at the end of the fiscal year ending March 31, 2008) to shift Mr. Mayo’s compensation towards variable components with a greater long-term focus and to strengthen the alignment between his compensation and shareholder interests.

As discussed above, Mr. Mayo received a grant of 94,340 RSUs in April 2009 and a recalibration grant of 300,000 stock options October of 2009. As with the RSUs (see discussion of Restricted Stock Units above), the stock option grant vests at the end of three years, but has an accelerated vesting based on stock price appreciation. This performance acceleration feature heightens the emphasis on the linkage between executive compensation and shareholder returns.

Employment and Separation Agreements: Mr. Mayo’s employment agreement, dated as of March 31, 2008, was entered into as a means of retention during periods of uncertainty and operational challenge. On June 22, 2010, the Company and Mr. Mayo entered into a separation agreement pursuant to which Mr. Mayo notified the Company of his resignation as Chief Executive Officer and President. Mr. Mayo will continue to serve as non-executive Chairman of the Board until the 2010 annual stockholders meeting. Pursuant to the separation agreement, Mr. Mayo will be entitled to receive his base salary and target bonus through March 31, 2011, as contemplated by his employment agreement, and continued payment of his automobile allowance through the 2010 stockholders meeting, medical insurance through March 31, 2011 and his long-term care policy currently in force through March 31, 2014. In addition, 300,000 stock options having an exercise price of $1.37 per share (granted in 2009), 19,920 shares of restricted stock (granted in 2008 as part of his annual incentive award) and 94,340 restricted stock units (granted in 2009 as part of his annual incentive award), became vested upon the date of the separation agreement. See page -- for a description of the material terms of Mr. Mayo’s employment agreement and separation agreement, including their non-compete and non-solicitation provisions.

Personal Benefits and Perquisites

In addition to the benefits provided to all employees and grandfathered benefits (provided to all employees hired before January 1, 2005), NEOs are eligible for an annual physical; an allowance of $4,000 to cover any unreimbursed healthcare costs; and supplemental life insurance coverage of $200,000. The CEO only is eligible for a long-term care policy and a $5 million key-man life insurance policy, the proceeds of which shall be used to repurchase, after reimbursement of all premiums paid by the company, the CEO’s stock from his estate in the event of his death.

It is the Company’s policy to provide minimal and modest perquisites to the NEOs, including an annual automobile allowance.

Employment Agreements for other NEOs

The Company provides an employment agreement to Mr. Mizel, the CFO, as a means of inducing him to join the company as well as for retention during periods of uncertainty and operational challenge. Additionally, the employment agreement includes non-compete and non-solicitation provisions. The provisions for severance benefits are at typical competitive levels. See page 23 for a description of the material terms of Mr. Mizel’s employment agreement.

Stock Ownership Guidelines

The Company does not maintain formal stock ownership guidelines.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain executive officers named in this proxy statement, unless certain requirements are met. No element of the Company’s compensation, including the annual incentive awards and restricted stock, meets these requirements. Given the Company’s net operating losses, Section 162(m) is not currently a material factor in designing compensation.

Recapture Policy

The Company intends to recapture compensation as required under the Sarbanes-Oxley Act. However, there have been no instances where it needed to recapture any compensation.

COMPENSATION COMMITTEE REPORT

The following report does not constitute soliciting material and is not considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that precedes this Report as required by Item 402(b) of the SEC’s Regulation S-K. Based on its review and discussions with management, the Compensation Committee recommended to the Board the inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

The Compensation Discussion and Analysis discusses the philosophy, principles, and policies underlying the Company’s compensation programs that were in effect during the Last Fiscal Year and which will be applicable going forward until amended.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Wayne L. Clevenger, Chairman
Gerald C. Crotty
Robert Davidoff
Laura Nisonger Sims

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

The following table sets forth certain information concerning compensation received by the Company’s CEO and its four other most highly compensated individuals who were serving as executive officers at the end of the Last Fiscal Year, for services rendered in all capacities during the Last Fiscal Year (the “Named Executives”).

SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
A. Dale Mayo President, CEO and	2010	600,000	—	— (7)	262,410 (8)	43,768 (5)	906,178
Chairman	2009	600,000	240,000	100,000 (6)	—	57,023 (5)	997,023
	2008	600,000	240,000	150,000	847,480	56,058 (5)	1,893,538

Adam M. Mizel	2010	243,750	—	—	256,555	10,264	510,569
Co-CEO, CFO and
Chief Strategy
Officer
Charles Goldwater SVP, President-	2010	375,000	—	53,000	165,438 (8)	18,596	612,034
Phase 1 DC, Phase	2009	372,917	37,500	166,000	—	25,888	602,305
2 DC and Media	2008	350,000	—	41,700	38,781	25,753	456,234
Services Group

Gary S. Loffredo Co-CEO, SVP –	2010	315,000	—	37,100	94,686 (8)	17,982	464,768
Business Affairs,	2009	311,667	25,000	149,400	—	27,893	513,960
General Counsel	2008	275,000	—	16,680	25,854	27,394	344,928
and Secretary

Brian D. Pflug SVP – Accounting	2010	250,000	—	26,500	82,706 (8)	11,174	370,380
and Finance	2009	247,500	20,000	124,500	—	24,059	416,059
	2008	220,000	—	22,240	25,854	23,696	291,790

(1)	Reflects amounts earned during such fiscal year.
(2)
The amounts in this column reflect the grant date fair value for the fiscal years ended March 31, 2008, 2009 and 2010, in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended March 31, 2010, included in the Company’s Annual Report on Form 10-K filed with the SEC on June 14, 2010 (the “Form 10-K”).

(3)
The amounts in this column reflect the grant date fair value for the fiscal years ended March 31, 2008, 2009 and 2010, in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended March 31, 2010, included in the Form 10-K.

(4)
Includes automobile allowances, additional life insurance premiums and certain medicals expenses paid by the Company and the Company’s matching contributions under its 401(k) plan and the premiums for group term life insurance paid by the Company.  Under its 401(k) plan, the Company automatically matches 50% of the first 6% of employee contributions (on a per-payroll period basis) or the statutory annual limit set by the Internal Revenue Service.  Effective April 1, 2009, for the fiscal year ending March 31, 2010, the Company decided to suspend the Company’s matching contributions under its 401(k) plan for all employees.

(5)
Excludes premiums for one ten-year term life insurance policy, in the benefit amount of $5 million, under which the Company is the beneficiary and also excludes the premiums for an additional ten-year term life insurance policy in the benefit amount of $5 million, under which the proceeds of the policy are to be used to repurchase, after reimbursement of all premiums paid by the Company, shares of the Company’s capital stock held by Mr. Mayo’s estate.

(6)	Includes the grant of 94,340 RSUs, as payment of a portion of Mr. Mayo’s bonus.
(7)	Excludes the value of 94,340 RSUs as payment of a portion of Mr. Mayo’s bonus.
(8)	Includes the grant of 170,000 option awards issued in exchange for the termination of the AccessDM options and vested upon issuance.

Employment agreements and arrangements between the Company and Named Executives

A. Dale Mayo.  In March 2008, the Company entered into an amended and restated employment agreement (the “Agreement”) with A. Dale Mayo.  The Agreement with Mr. Mayo supersedes the terms and conditions of his existing amended and restated employment agreement (the “Previous Agreement”) and extends the term of his employment to March 31, 2011; upon such expiration, either the Board or Mr. Mayo may exercise the option to have Mr. Mayo serve only as Chairman and Chief Executive Officer of the Company for a term of three years, with both his time commitment and Base Salary (as defined therein) reduced by 50% from their levels immediately before such change in roles.  Under the Previous Agreement, Mr. Mayo received an annual base salary of $600,000 and a guaranteed bonus of $240,000 per year.  Under the Employment Agreement, Mr. Mayo will receive a base salary of $600,000, subject to increase for subsequent years in the sole discretion of the Compensation Committee of the Board (the “Committee”), and an annual bonus based on the satisfaction of certain performance targets to be set annually by the Committee, which bonus shall not exceed 131.25% of Mr. Mayo’s then-Base Salary and is payable in cash, as to the portion of any bonus earned for an initial target, and then 50% in cash and 50% in restricted stock for any additional bonus amount earned for higher targets.  Under the Agreement, Mr. Mayo has agreed to not disclose or use any confidential information of the Company and, for a period of one year after the termination or expiration of his agreement, not to compete with the Company.  The Company may terminate Mr. Mayo’s employment if Mr. Mayo is convicted of theft or embezzlement, fraud, unauthorized appropriation of any assets or property or any felony involving dishonesty or moral turpitude.  In the event of such termination, the Company will pay only any earned but unpaid salary up to the date of termination.  If the Company terminates Mr. Mayo for any other reason, Mr. Mayo will be entitled to receive his salary, including bonuses, until the scheduled expiration of the Agreement, during which time Mr. Mayo will be obligated to seek other employment.  In addition, on June 15, 2006, Mr. Mayo entered into an employment agreement with Phase 1 DC, an indirectly wholly-owned subsidiary of the Company, pursuant to which he serves as CEO of Phase 1 DC but for which he receives no compensation in addition to that which he receives from the Company.

On June 22, 2010, the Company and Mr. Mayo entered into a Separation Agreement (the “Separation Agreement”) pursuant to which Mr. Mayo notified the Company of his resignation as Chief Executive Officer and President effective upon the date of the Separation Agreement.  Mr. Mayo will continue to serve as non-executive Chairman of the Board until the Annual Meeting.  Pursuant to the Separation Agreement, Mr. Mayo will be entitled to receive his base salary and target bonus through March 31, 2011, as contemplated by the Agreement, and continued payment of his automobile allowance through the date of the Annual Meeting, medical insurance through March 31, 2011 and his long-term care policy currently in force through March 31, 2014. In addition, 300,000 stock options having an exercise price of $1.37 per share, 19,920 shares of restricted stock and 94,340 restricted stock units, each previously awarded to Mr. Mayo, became vested upon the date of the Separation Agreement.

Adam M. Mizel. On August 11, 2009, the Company entered into an employment agreement with Adam M. Mizel, a director of the Company (the “Mizel Employment Agreement”), pursuant to which Mr. Mizel, age 39, will serve as the Chief Financial Officer and Chief Strategy Officer of the Company.  The term of the Mizel Employment Agreement commenced on August 11, 2009 and will end on August 31, 2012.  Pursuant to the Mizel Employment Agreement, Mr. Mizel will receive an annual base salary of $375,000 and will be eligible for a bonus based on overall Company performance with goals to be established by the Compensation Committee. Also pursuant to the Mizel Employment Agreement, Mr. Mizel received a grant of options to purchase 450,000 shares of Class A Common Stock.  The options have an exercise price of $1.37 and vest on the third anniversary of the date of grant or earlier if certain Class A Common Stock price targets are achieved, and have a term of six (6) years.  The Mizel Employment Agreement further provides that Mr. Mizel is entitled to participate in all benefit plans provided to senior executives of the Company.  If the Company terminates Mr. Mizel’s employment without cause or he resigns with good reason, the Mizel Employment Agreement provides that he is entitled to continued payment of his base salary (and earned bonus) through August 31, 2012 as well as the accelerated vesting of any unvested options granted to him under the Mizel Employment Agreement.  However, if the Company terminates Mr. Mizel’s employment without cause or he resigns with good reason following a change in control of the Company, the Mizel Employment Agreement provides that he is entitled to a lump sum payment equal to his base salary (and earned bonus) times the greater of (i) two or (ii) the number of months remaining under his employment term divided by 12, as well as the accelerated vesting of any unvested options granted to him under the Mizel Employment Agreement.

The following table sets forth certain information concerning grants of stock options and restricted stock made under the Company’s Second Amended and Restated 2000 Equity Incentive Plan to the Company’s Named Executives during the Last Fiscal Year.

GRANTS OF PLAN-BASED AWARDS

		Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or	Exercise or base price of option	Grant date fair value of stock
Name	Grant date	Threshold (#)	Target (#)	Maximum (#)	units (#)(1)	awards ($/Sh)	and option awards ($)
A. Dale Mayo	4/23/2009	—	—	—	94,340 (2)	1.06	100,000
	8/11/2009	—	—	—	40,000(3)	1.37	22,805
	10/21/2009	—	—	—	300,000(4)	1.37	239,605
Adam M. Mizel	8/11/2009	—	—	—	450,000	1.37	256,555
Charles	4/23/2009	—	—	—	50,000(2)	1.06	53,000
Goldwater	8/11/2009	—	—	—	10,000(3)	1.37	5,701
	10/21/2009	—	—	—	200,000(4)	1.37	159,737
Gary S.	4/23/2009	—	—	—	35,000(2)	1.06	37,100
Loffredo	8/11/2009	—	—	—	40,000(3)	1.37	22,805
	10/21/2009	—	—	—	90,000(4)	1.37	71,881
Brian D.	4/23/2009	—	—	—	25,000(2)	1.06	26,500
Pflug	8/11/2009	—	—	—	40,000(3)	1.37	22,805
	10/21/2009	—	—	—	75,000(4)	1.37	59,901

(1)	The Company may pay such restricted stock units upon vesting in cash or shares of Class A Common Stock or a combination thereof at the Company’s discretion.
(2)
Such restricted stock units will vest on April 23, 2012, or earlier as follows:  (a) On April 23, 2010, 1/3 of the RSUs will vest if the Class A Common Stock has traded at $7.00 or more for at least 10 consecutive trading days (a “10-day period”) during the year ending on such date; 2/3 of the RSUs will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the year ending on such date; and (b) On April 23, 2011, 1/3 of the unvested RSUs will vest if the Class A Common Stock has traded at $7.00 or more for a 10-day period during the two years ending on such date; 2/3 of the unvested RSUs will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the two years ending on such date; or all of the unvested RSUs will vest if the Class A Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date.

(3)	Such options were issued in exchange for the termination of the AccessDM options and vested upon issuance on August 11, 2009.
(4)
Such options will vest on October 21, 2012 or earlier as follows: (a) on October 21, 2010, 1/3 of the options will vest if the Class A Common Stock has traded at $2.75 or more for at least 10 consecutive trading days (a “10-day period”) during the year ending on such date; 2/3 of the options will vest if the Class A Common Stock has traded at $3.75 or more for a 10-day period during the year ending on such date; or all of the options will vest if the Class A Common Stock has traded at $5.00 or more for a 10-day period during the year ending on such date; and (b) on October 21, 2011, 1/3 of the unvested options will vest if the Class A Common Stock has traded at $2.75 or more for a 10-day period during the two years ending on such date; 2/3 of the unvested options will vest if the Class A Common Stock has traded at $3.75 or more for a 10-day period during the two years ending on such date; or all of the unvested options will vest if the Class A Common Stock has traded at $5.00 or more for a 10-day period during the year ending on such date.

The following table sets forth certain information concerning outstanding equity awards of the Company’s Named Executives at the end of the Last Fiscal Year.  All outstanding stock awards reported in this table represent restricted stock that vests in equal annual installments over three years.  At the end of the Last Fiscal Year, there were no unearned equity awards under performance-based plans.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2010
OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
A. Dale	100,000(4)		7.04	6/9/2010
Mayo	300,000(5)		10.89	12/15/2010
		750,000 (6)	3.25	3/31/2013
	40,000(19)		1.37	8/11/2014
	—	300,000(20)	1.37	10/21/2014
					19,920(15)	32,868
					94,340(21)	155,661
Adam M.	—	450,000(18)	1.37	8/11/2019
Mizel
Charles	25,000(4)		10.07	8/2/2015
Goldwater	10,000(4)		9.98	10/26/2015
	10,000(5)		10.25	3/8/2016
	10,000(7)		9.45	10/3/2016
	10,000(8)	5,000(8)	5.16	10/18/2017
	10,000(19)		1.37	8/11/2019
	—	200,000(20)	1.37	10/21/2019
					2,500(16)	4,125
					100,000(17)	165,000
					50,000(21)	82,500
Gary S.	50,000(9)		7.50	8/2/2010
Loffredo	20,000(10)		5.00	2/28/2012
	20,000(11)		2.50	12/18/2012
	50,000(12)		5.00	11/4/2013
	40,000(13)		3.60	1/13/2015
	10,000(5)		10.25	3/8/2016
	6,600(8)	3,400(8)	5.16	10/18/2017
	40,000(19)		1.37	8/11/2019
	—	90,000(20)	1.37	10/21/2019
					1,000(16)	1,650
					90,000(17)	148,500
					35,000(21)	57,750
Brian D.	10,000(14)		12.50	12/12/2010
Pflug	10,000(10)		5.00	2/28/2012
	10,000(11)		2.50	12/18/2012
	50,000(12)		5.00	11/4/2013
	40,000(13)		3.60	1/13/2015
	10,000(5)		10.25	3/8/2016
	6,600(8)	3,400(8)	5.16	10/18/2017
	40,000(19)		1.37	8/11/2019
	—	75,000(20)	1.37	10/21/2019
					1,334(16)	2,201
					75,000 (17)	123,750
					25,000(21)	41,250

(1)       Reflects stock options granted under the Company’s Second Amended and Restated 2000 Equity Incentive Plan.
(2)	Reflects restricted stock awards granted under the Company’s Second Amended and Restated 2000 Equity Incentive Plan.
(3)	Reflects the market value of shares of stock that have not vested using the last reported closing price per share of the Class A Common Stock as reported by NASDAQ on March 31, 2010 of $1.65.
(4)	Such options vested on March 8, 2006.
(5)	Such options vested on September 14, 2006.
(6)
Such options will vest on March 31, 2011 or earlier as follows: (a) on March 31, 2009, 1/3 of the options will vest if the Class A Common Stock has traded at $7.00 or more for at least 10 consecutive trading days (a “10-day period”) during the year ending on such date; 2/3 of the options will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the year ending on such date; or all of the options will vest if the Class A Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date; and (b) on March 31, 2010, 1/3 of the unvested options will vest if the Class A Common Stock has traded at $7.00 or more for a 10-day period during the two years ending on such date; 2/3 of the unvested options will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the two years ending on such date; or all of the unvested options will vest if the Class A Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date.

(7)	Of such total options, 1/3 vested on October 3 of each 2007, 2008 and 2009.
(8)	Of such options, 1/3 vested on October 18 of each 2008 and 2009 and 1/3 will vest on October 18, 2010.
(9)	Of such options, 1/3 vested on August 2 of each of 2001, 2002 and 2003.
(10)	Of such options, 1/3 vested on February 28 of each of 2003, 2004 and 2005.
(11)	Of such options, 1/3 vested on December 18 of each of 2003, 2004 and 2005.
(12)	Of such options, 1/3 vested on November 4 of each of 2004 and 2005 and 1/3 vested on September 14, 2006.
(13)	Such options vested on December 1, 2005.
(14)	Of such options, 1/3 vested on December 12 of each of 2001, 2002 and 2003.
(15)	Such restricted shares will vest on January 24, 2011.
(16)	Such restricted shares will vest on September 20, 2010.
(17)
Reflects restricted stock units awarded in May 2008 for services rendered in all capacities during the fiscal year ended March 31, 2008, which was approved by the shareholders at the Company’s 2008 Annual Meeting of Stockholders held on September 4, 2008. The Company may pay such restricted stock units upon vesting in cash or shares of Class A Common Stock or a combination thereof at the Company’s discretion.  All such restricted stock units will vest on May 9, 2011, or earlier as follows:  (a) On May 9, 2009, 1/3 of the RSUs will vest if the Class A Common Stock has traded at $7.00 or more for at least 10 consecutive trading days (a “10-day period”) during the year ending on such date; 2/3 of the RSUs will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the year ending on such date; and (b) On May 9, 2010, 1/3 of the unvested RSUs will vest if the Class A Common Stock has traded at $7.00 or more for a 10-day period during the two years ending on such date; 2/3 of the unvested RSUs will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the two years ending on such date; or all of the unvested RSUs will vest if the Class A Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date.

(18)
Such options will vest on August 11, 2012 or earlier as follows: (a) on August 11, 2010, 1/3 of the options will vest if the Class A Common Stock has traded at $2.75 or more for at least 10 consecutive trading days (a “10-day period”) during the year ending on such date; 2/3 of the options will vest if the Class A Common Stock has traded at $3.75 or more for a 10-day period during the year ending on such date; or all of the options will vest if the Class A Common Stock has traded at $5.00 or more for a 10-day period during the year ending on such date; and (b) on August 11, 2011, 1/3 of the unvested options will vest if the Class A Common Stock has traded at $2.75 or more for a 10-day period during the two years ending on such date; 2/3 of the unvested options will vest if the Class A Common Stock has traded at $3.75 or more for a 10-day period during the two years ending on such date; or all of the unvested options will vest if the Class A Common Stock has traded at $5.00 or more for a 10-day period during the year ending on such date.

(19)	Such options were issued in exchange for the termination of the AccessDM options and vested upon issuance on August 11, 2009.
(20)
Such options will vest on October 21, 2012 or earlier as follows: (a) on October 21, 2010, 1/3 of the options will vest if the Class A Common Stock has traded at $2.75 or more for at least 10 consecutive trading days (a

“10-day period”) during the year ending on such date; 2/3 of the options will vest if the Class A Common Stock has traded at $3.75 or more for a 10-day period during the year ending on such date; or all of the options will vest if the Class A Common Stock has traded at $5.00 or more for a 10-day period during the year ending on such date; and (b) on October 21, 2011, 1/3 of the unvested options will vest if the Class A Common Stock has traded at $2.75 or more for a 10-day period during the two years ending on such date; 2/3 of the unvested options will vest if the Class A Common Stock has traded at $3.75 or more for a 10-day period during the two years ending on such date; or all of the unvested options will vest if the Class A Common Stock has traded at $5.00 or more for a 10-day period during the year ending on such date.

(21)
Such restricted stock units will vest on April 23, 2012, or earlier as follows:  (a) On April 23, 2010, 1/3 of the RSUs will vest if the Class A Common Stock has traded at $7.00 or more for at least 10 consecutive trading days (a “10-day period”) during the year ending on such date; 2/3 of the RSUs will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the year ending on such date; and (b) On April 23, 2011, 1/3 of the unvested RSUs will vest if the Class A Common Stock has traded at $7.00 or more for a 10-day period during the two years ending on such date; 2/3 of the unvested RSUs will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the two years ending on such date; or all of the unvested RSUs will vest if the Class A Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date.

Directors

The following table sets forth certain information concerning compensation received by the Company’s Directors for services rendered as a director during the Last Fiscal Year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wayne L. Clevenger (2)	13,000	60,000	—	—	—	—	73,000
Gerald C. Crotty	13,000	60,000	—	—	—	—	73,000
Robert Davidoff	13,000	60,000	—	—	—	—	73,000
Matthew W. Finlay (2)	13,000	60,000	—	—	—	—	73,000
Edward A. Gilhuly (3)	8,625	38,301	—	—	—	—	46,926
Robert E. Mulholland	13,000	60,000	—	—	—	—	73,000
Martin B. O’Connor	—	—	—	—	—	—	—
Laura Nisonger Sims (3)	6,500	30,082	—	—	—	—	36,582

(1)	Includes the value of Class A Common Stock to be awarded to each director for services rendered during the Last Fiscal Year. Such shares are subject to shareholder approval of Proposal 2 above.
(2)
Such cash payments were paid to and stock awards are held by MidMark Investments.  Messrs. Clevenger and Finlay disclaim beneficial ownership of such securities, except to the extent of any pecuniary interest therein.

(3)	Such cash payments were paid to Sageview Capital.

EQUITY COMPENSATION PLANS

The following table sets forth certain information, as of March 31, 2010, regarding the shares of Cinedigm’s Class A Common Stock authorized for issuance under Cinedigm’s equity compensation plan.

Plan	Number of shares of common stock issuable upon exercise of outstanding options	Weighted average of exercise price of outstanding options	Number of shares of common stock remaining available for future issuance
Cinedigm Second Amended and Restated 2000 Equity Incentive Plan (“the Plan”) approved by shareholders	3,910,372 (1)	$4.11	865,079 (2)
Cinedigm compensation plans not approved by shareholders	N/A	N/A	N/A

(1)	Shares of Cinedigm Class A Common Stock.
(2)	Excludes 1,034,607 RSUs which may be settled in cash or shares of Class A Common Stock or a combination thereof, at the Company’s discretion.

Cinedigm equity incentive plan

Our Board adopted the Plan on June 1, 2000 and, in July 2000, our shareholders approved the Plan by written consent.  Under the Plan, we may grant both incentive and non-statutory stock options to our employees, non-employee directors and consultants.  The primary purpose of the Plan is to enable us to attract, retain and motivate our employees, non-employee directors and consultants.  On June 9, 2005, the Board approved the expansion of the Plan from 850,000 to 1,100,000 options, which was approved by the shareholders at the Company’s 2005 Annual Meeting held on September 15, 2005.  On July 6, 2006, the Board approved the expansion of the Plan from 1,100,000 to 2,200,000 options, which was approved by the shareholders at the Company’s 2006 Annual Meeting held on September 14, 2006.  On September 18, 2007, upon the approval of shareholders at the Company’s 2007 Annual Meeting, the Plan was amended to allow stock, restricted stock, stock appreciation rights, performance awards and other equity-based awards to be granted, in addition to stock options.  On May 9, 2008, the Board approved an amendment to the Plan allowing for the grant of restricted stock units (“RSUs”) in addition to stock options, Class A Common Stock, restricted Class A Common Stock, stock appreciation rights, performance awards and other equity-based awards, which amendment did not require shareholder approval.  The expansion of the Plan from 2,200,000 to 3,700,000 options was approved by the shareholders at the Company’s 2008 Annual Meeting held on September 4, 2008.  The expansion of the Plan from 3,700,000 to 5,000,000 options was approved by the shareholders at the Company’s 2009 Annual Meeting held on September 30, 2009.  As of March 31, 2010, there were 3,910,372 options outstanding to purchase shares of Class A Common Stock, and there were 865,079 shares of Class A Common Stock available for issuance under the Plan.  Subsequent to March 31, 2010, 153,843 RSUs were granted.  Such RSUs may be settled in cash or shares of Class A Common Stock or a combination thereof, at the Company’s discretion.

More information about the Plan is provided in connection with Proposal Two above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of its Common Stock to file reports of ownership and changes in ownership with from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the Commission and to furnish the Company with copies of all such reports they file.  Based on the Company’s review of the copies of such forms received by it, or written representations the Company’s Common Stock failed to comply with Section 16(a) reporting requirements in the Company’s Last Fiscal Year, except for Mr. Davidoff, who failed to timely file two Form 4s regarding one transaction each; Messrs.

Clevenger, Crotty and Finlay, each of whom failed to timely file a Form 4 regarding one transaction; and Mr. O’Connor, who failed to timely file a Form 3.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Form 10-K, including a discussion of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with the standards of the Public Company Accounting Oversight Board, the matters required to be discussed by Statements on Auditing Standards (SAS 61), as may be modified or supplemented, and their judgments as to the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including receiving the written disclosures and letter from the independent auditors as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has considered the compatibility of any non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Form 10-K for the year ended March 31, 2010 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Matthew W. Finlay, Chairman
Wayne L. Clevenger
Robert Davidoff

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

INDEPENDENT AUDITORS

Eisner served as the independent registered public accounting firm to audit the Company’s consolidated financial statements since the fiscal year ended March 31, 2005 and the Board has appointed Eisner to do so again for the fiscal year ending March 31, 2011.

The Company’s Audit Committee has adopted policies and procedures for pre-approving all non-audit work performed by Eisner for the fiscal years ended March 31, 2009 and 2010.  In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether the service is consistent with maintaining the independence of the independent registered public accounting firm.  The Audit Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service to our Company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality.  Specifically, the Audit Committee has pre-approved the use of Eisner for detailed, specific types of services within the following categories of non-audit services: acquisition due diligence and audit services; tax services; and reviews and procedures that the Company requests Eisner to undertake on matters not required by laws or regulations.  In each case, the Audit Committee has required management to obtain specific pre-approval from the Audit Committee for any engagements.

The aggregate fees billed for professional services by Eisner for these various services were:

	For the fiscal years ended March 31,
Type of Fees	2009	2010
(1) Audit Fees	$510,500	$436,469
(2) Audit-Related Fees	15,000	-
(3) Tax Fees	-	-
(4) All Other Fees	-	-
	$525,500	$436,469

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees the Company paid Eisner for professional services for the audit of the Company’s consolidated financial statements for the fiscal years ended March 31, 2008 and 2009 included in Form S-3 and Form 10-K and review of consolidated financial statements incorporated by reference into Form S-3 and Form S-8 and included in Form 10-Qs and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.  All of the services set forth in sections (1) through (4) above were approved by the Audit Committee in accordance with the Audit Committee Charter.

For the fiscal year ended March 31, 2010, the Company retained a firm other than Eisner for tax compliance, tax advice and tax planning.

APPENDIX A

AMENDMENT NO. 4
TO
SECOND AMENDED AND RESTATED
ACCESS INTEGRATED TECHNOLOGIES, INC. 2000 EQUITY INCENTIVE PLAN

AMENDMENT NO. 4, dated as of _____________, 2010 (this “Amendment”), to the Second Amended and Restated 2000 Equity Incentive Plan (as amended, the “Plan”) of Cinedigm Digital Cinema Corp., a Delaware corporation (the “Corporation”).

WHEREAS, the Corporation maintains the Plan, effective as of June 1, 2000; and

WHEREAS, in order to provide the Corporation with the flexibility to be able to grant additional stock options to its employees, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its stockholders to amend the Plan in order to increase the maximum number of shares of the Corporation’s Class A Common Stock, par value $0.001 per share, which may be issued and sold under the Plan from 5,000,000 shares to 7,000,000 shares and to extend the term of the Plan until June 1, 2020.

NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

1.             The first sentence of Section 5.2 shall be revised and amended to read as follows:

“The total number of shares of Stock (including Restricted Stock, if any) optioned or granted under this Plan during the term of the Plan shall not exceed 7,000,000 shares.”

2.             The final sentence of Section 13 shall be revised and amended to read as follows:

“No award shall be granted under this Plan on or after June 1, 2020.”

3.             The amendment to Section 5.2 shall be effective as of the date first set forth above, which is the date that this Amendment was approved by a majority of the outstanding votes cast at the 2010 meeting of the holders of the Corporation’s Class A Common Stock and Class B Common Stock, and the amendment to Section 13 shall be effective as of June 1, 2010.

4.             In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

CINEDIGM DIGITAL CINEMA CORP.

By:

A-1

APPENDIX B

CINEDIGM DIGITAL CINEMA CORP.
AUDIT COMMITTEE CHARTER

CINEDIGM DIGITAL CINEMA CORP.

AUDIT COMMITTEE CHARTER

Statement of Policy

The Audit Committee ("Audit Committee") of Cinedigm Digital Cinema Corp. (the "Company") shall provide assistance to the Company’s Board of Directors (the "Board") in fulfilling its responsibility to the Company’s stockholders, potential stockholders and investment community relating to the integrity of corporate accounting and reporting practices, the quality and integrity of financial reports of the Company and the process for monitoring compliance with laws and regulations and its code of ethics.  In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Board, the registered public accounting firm and the financial management of the Company.

Organization

1.	The Audit Committee members shall be appointed by the Board.

2.
The Audit Committee shall consist of at least two independent directors.  Independence shall be defined in accordance with the Securities and Exchange Commission ("SEC") guidelines and the applicable stock exchange (“Exchange”) listing standards.

3.	At least one member of the Audit Committee shall be a "financial expert" as defined by the SEC and Exchange.

4.	At least one member of the Audit Committee shall be "financially sophisticated" as defined by Exchange.

5.	Audit Committee members must be “financially literate” as defined by Exchange.

6.	The Board, in its discretion, shall make the determination of the independence and qualifications to serve as a member of the Audit Committee.

Authority

1.
The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Audit Committee.

2.
The Audit Committee has the sole authority to investigate any matter brought to its attention within the scope of its duties, with the authority to engage and determine funding for independent counsel and other advisers, as it determines necessary to carry out its duties.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to react best to changing conditions and to ensure to the Board and the Company’s stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are appropriate.  It should be noted that fundamental responsibility for construction and disclosure of the Company's financial statements rests with management.

Oversight

1.
Review and reassess the Audit Committee's responsibilities, independence, functions and the Company's Audit Committee Charter (the "Audit Committee Charter"); evaluate its performance and make appropriate changes to keep pace with the Company and business developments and to ensure compliance with SEC regulations and Exchange listing standards.

2.	Approve Audit Committee Reports and the Audit Committee Charter as required by the SEC for inclusion in the proxy statement.

3.
Review the qualifications of, and appoint, the registered public accounting firm to be selected to audit the financial statements of the Company.  Pre-approve fees for annual audit and non-audit fees, as applicable.

4.	Review related party transactions and other potential conflict of interest situations, as appropriate.

5.
Establish, review and revise, as necessary, procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, auditing or other matters; and ensure the confidential, anonymous treatment of such complaints.  Engage independent counsel and other advisers, as determined necessary to carry out the Audit Committee's duties.

6.	Provide sufficient opportunity for the registered public accounting firm to meet with the members of the Audit Committee without members of management present.

7.	Review and approve minutes of all Audit Committee meetings and submit Audit Committee minutes to the Board.

Audit and Financial Reporting

1.	Review and provide feedback on the registered public accounting firm's plan and scope for the current year audit.

2.	Review results of the annual audit with management and the registered public accounting firm.

3.
Review the financial statements and management's discussion and analysis contained in the annual report to the Company’s stockholders with management and the registered public accounting firm.  Report the results of the annual audit to the Board and recommend whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K.

4.
Review with financial management and the registered public accounting firm the significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and any off-balance sheet structures.

5.
Review with financial management and the registered public accounting firm all alternative treatments of financial information within United States generally accepted accounting principles that have been discussed with management officials of the Company, the ramifications of using such alternative disclosures and treatments and the treatment preferred by the registered public accounting firm. Determine whether the registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to the Company’s stockholders.

6.	Review other written communications provided by the registered public accounting firm to management, including a schedule of unadjusted audit differences.

7.
As a whole, or through the Audit Committee chair, review with the registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC.  This review will occur prior to the Company's filing for the Form 10-Q.

8.
Obtain from the registered public accounting firm a statement of all required communications under United States Generally Accepted Auditing Standards, including matters required by SAS No. 61 and by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  Confirm the registered public accounting firm's independence with respect to the Company by actively engaging in dialogue with the auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the registered public accounting firm.

Compliance and Internal Control

1.	Inquire of management and the registered public accounting firm about any significant risks or exposures and assess the steps management has taken to minimize such risks or exposures to the Company.

2.
Discuss with management and the registered public accounting firm the adequacy and effectiveness of the accounting and financial controls of the Company.  Obtain a copy of the registered public accounting firm's management letter.

3.	Review, approve and monitor the Company's code of ethics for its senior officers, including disclosure to the Board of any exceptions to the code of ethics.

4.	Review adherence to the Company's code of conduct and policy statements to determine compliance with the Foreign Corrupt Practices Act of 1977 and other applicable laws and regulations.

5.	Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

6.
Review the senior officers' quarterly attestation on financial full disclosure, internal controls and fraud pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and discuss with management the basis for their conclusions.

7.
Review the registered public accounting firms' attestation on the effectiveness of the internal control structure and procedures for financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and discuss with the registered public accounting firm the basis for its conclusions.

ACCESS INTEGRATED TECHNOLOGIES, INC.
AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE MEETING AGENDA

CINEDIGM DIGITAL CINEMA CORP.
AUDIT COMMITTEE CHARTER

The table below is intended to serve as a guideline to ensure that the Audit Committee adequately fulfills all of its obligations.  This document will serve as a supplement to the Audit Committee Charter, organizing Audit Committee activities by topic and meeting dates.  The authority and responsibilities enumerated here are consistent with those outlined in the Audit Committee Charter.

	Q1 June	10K June	Q2 Aug	Q3 Oct	Q4 Jan
Oversight
1.     Review and reassess the Audit Committee's responsibilities, independence, functions and Audit Committee Charter; evaluate its performance and make appropriate changes to keep pace with the Company and business developments and to ensure compliance with SEC regulations and Exchange listing standards.

●
2. Approve Audit Committee Reports and the Audit Committee Charter as required by the SEC for inclusion in the proxy statement.		●
3.     Review qualifications of and appoint the registered public accounting firm to be selected to audit the financial statements of the Company.  Pre-approve fees for annual audit and non-audit fees as required.

●
4. Review related party transactions and other potential conflict of interest situations, as appropriate.				●
5.     Establish, review and revise, as necessary, procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, auditing or other matters; and ensure the confidential anonymous treatment of such complaints.  Engage independent counsel and other advisers, as determined necessary to carry out the Audit Committee's duties.

●
6. Provide sufficient opportunity for the registered public accounting firm to meet with the members of the Audit Committee without members of management present.	●		●	●	●
7. Review and approve minutes of all meetings and submit minutes to the Board.

Q1 June	10K June	Q2 Aug	Q3 Oct	Q4 Jan
Audit and Financial Reporting
8. Review and provide feedback on the registered public accounting firms' plan and scope for the current year audit.				●
9. Review results of the annual audit with management and the registered public accounting firm.	●
10.   Review the financial statements and management's discussion and analysis contained in the annual report to the Company’s stockholders with management and the registered public accounting firm.  Report the results of the annual audit to the Board and recommend whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K.

●
11.   Review with financial management and the registered public accounting firm the significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and any off-balance sheet structures.

	●		●	●	●
12.   Review with financial management and the registered public accounting firm alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the registered public accounting firm.  Determine whether the registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to the Company’s stockholders.

	●		●	●	●
13. Review other written communications provided by the registered public accounting firm to management, including a schedule of unadjusted audit differences.	●		●	●	●
14.   As a whole, or through the Audit Committee chair, review with the registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC.  This review will occur prior to the Company's filing of the Form 10-Q.

●	●	●

Q1 June	10K June	Q2 Aug	Q3 Oct	Q4 Jan
15.   Obtain from the registered public accounting firm a statement of all required communications under United States Generally Accepted Auditing Standards, including matters required by SAS No. 61 and by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  Confirm the registered public accounting firm's independence with respect to the Company by actively engaging in dialogue with the auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the registered public accounting firm.

●
Compliance and Internal Control
16.   Inquire of management and the registered public accounting firm about any significant risks or exposures and assess the steps management has taken to minimize such risks or exposures to the Company.

●
17.   Discuss with management and the registered public accounting firm the adequacy and effectiveness of the accounting and financial controls of the Company.  Obtain a copy of the registered public accounting firm's management letter.

	●		●	●	●
18. Review, approve and monitor the Company's code of ethics for its senior officers, including disclosure to the Board of any exceptions to the code of ethics.					●
19. Review adherence to the Company's code of conduct and policy statements to determine compliance with the Foreign Corrupt Practices Act of 1977 and other applicable laws and regulations.					●
20. Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.				●
21.   Review the senior officers' quarterly attestation on financial full disclosure, internal controls and fraud pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and discuss with management the basis for their conclusions.

		●	●	●	●
22.   Review the registered public accounting firms' attestation on the effectiveness of the internal control structure and procedures for financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and discuss with the registered public accounting firm the basis for its conclusions.

●

CINEDIGM DIGITAL CINEMA CORP.

PROXY

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Adam M. Mizel and Gary S. Loffredo, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of CINEDIGM DIGITAL CINEMA CORP. (the "Company") to be held on September 14, 2010 at 2:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS BELOW. In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

CINEDIGM DIGITAL CINEMA CORP.

September 14, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://investor.cinedigm.com/2010proxystatement.cfm

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

21030300000000001000 3 091410

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of ten (10) directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Adam M. Mizel
- ○ Gary S. Loffredo
- ○ Peter C. Brown
- ○ Wayne L. Clevenger
- ○ Gerald C. Crotty
- ○ Robert Davidoff
- ○ Matthew W. Finlay
- ○ Edward A. Gilhuly
- ○ Martin B. O'Connor, II
- ○ Laura Nisonger Sims

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.